Regulatory Matters	6 Months Ended
Jun. 30, 2023
Regulated Operations [Abstract]
Regulatory Matters

Note 13. Regulatory Matters

Regulatory Matters Involving Potential Loss Contingencies

As a result of issues generated in the ordinary course of business, the Companies are involved in various regulatory matters. Certain regulatory matters may ultimately result in a loss; however, as such matters are in an initial procedural phase, involve uncertainty as to the outcome of pending reviews or orders, and/or involve significant factual issues that need to be resolved, it is not possible for the Companies to estimate a range of possible loss. For regulatory matters that the Companies cannot estimate, a statement to this effect is made in the description of the matter. Other matters may have progressed sufficiently through the regulatory process such that the Companies are able to estimate a range of possible loss. For regulatory matters that the Companies are able to reasonably estimate a range of possible losses, an estimated range of possible loss is provided, in excess of the accrued liability (if any) for such matters. Any estimated range is based on currently available information, involves elements of judgment and significant uncertainties and may not represent the Companies’ maximum possible loss exposure. The circumstances of such regulatory matters will change from time to time and actual results may vary significantly from the current estimate. For current matters not specifically reported below, management does not anticipate that the outcome from such matters would have a material effect on the Companies’ financial position, liquidity or results of operations.

Other Regulatory Matters

Other than the following matters, there have been no significant developments regarding the pending regulatory matters disclosed in Note 13 to the Consolidated Financial Statements in the Companies’ Annual Report on Form 10-K for the year ended December 31, 2022.

Virginia Regulation - Key Legislation Affecting Operations

Virginia 2023 Legislation

In April 2023, legislation was enacted that amended several key provisions of the Regulation Act, as previously amended by the GTSA, and revised portions of the existing regulatory framework affecting Virginia Power’s operations. See Note 13 to the Companies’ Annual Report on Form 10-K for the year ended December 31, 2022, for additional information on the Regulation Act and GTSA.

The legislation resets the frequency of base rate reviews from a triennial period, as established under the GTSA, to a biennial period commencing with the 2023 Biennial Review. Such biennial reviews shall include the establishment of an authorized ROE to be utilized for base rates and riders, prospective base rates for the upcoming two-year period based on projected cost of service and a determination by the Virginia Commission as to Virginia Power’s base rate earned return for the most recently completed two-year period against the previously authorized ROE, including any potential credits to customers’ bills.

The legislation provides that the Virginia Commission will establish an authorized ROE of 9.70% for Virginia Power in the 2023 Biennial Review, reflecting the average authorized ROE of vertically integrated electric utilities by the applicable regulatory commissions in the peer group jurisdictions of Florida, Georgia, Texas, Tennessee, West Virginia, Kentucky and North Carolina. Subsequent to the 2023 Biennial Review, all provisions related to this peer group benchmarking expire and the Virginia Commission is authorized to utilize any methodology it deems to be consistent with the public interest to make future ROE determinations. In all future biennial reviews, if the Virginia Commission determines that Virginia Power’s existing base rates will, on a going-forward basis, produce revenues that are either in excess of or below its authorized rate of return, the Virginia Commission is authorized to reduce or increase such base rates, as applicable and necessary, to ensure that Virginia Power’s base rates are just and reasonable while still allowing Virginia Power to recover its costs and earn a fair rate of return. In addition, beginning with the biennial review to be filed in 2025, the Virginia Commission may, at its discretion, increase or decrease Virginia Power’s authorized ROE by up to 50 basis points based on factors that may include reliability, generating plant performance, customer service and operating efficiency, with the provisions applying to such adjustments to be determined in a future proceeding.

The legislation directs that if the Virginia Commission determines as part of the 2023 Biennial Review that Virginia Power has earned more than 70 basis points above its authorized ROE of 9.35% established in the 2021 Triennial Review that 85% of the amount of such earnings above this level be credited to customers’ bills. In future biennial reviews, beginning with the biennial review to be filed in 2025, 85% of any earnings determined by the Virginia Commission to be up to 150 basis points above Virginia Power’s authorized ROE shall be credited to customers’ bills as well as 100% of any earnings that are more than 150 basis points above Virginia Power’s authorized ROE. For the purposes of measuring any bill credits due to customers, associated income taxes are factored into the determination of such amounts. In addition, the legislation eliminates Virginia Power’s ability to utilize Virginia Commission-approved investment amounts in qualifying solar or wind generation facilities or electric distribution grid transformation projects as a CCRO to reduce or offset any earnings otherwise eligible for customer credits as previously permitted under the GTSA.

In addition to the biennial review mechanisms discussed above, the legislation also includes provisions related to other aspects of Virginia Power’s ratemaking framework.

•
Riders into base rates: Virginia Power is required to combine certain riders with an aggregate annual revenue requirement of at least $350 million with its base rates effective July 2023. After such riders are combined, they will be considered as part of base rates for the purposes of the biennial review proceedings. The inclusion of such riders cannot serve as the basis for an increase in base rates as part of the 2023 Biennial Review.
•
Rider consolidation: Upon determination by the Virginia Commission, certain riders, while remaining separate from base rates, may be consolidated for cost recovery and review purposes.
•
Capitalization ratio: The legislation establishes that Virginia Power is required to undertake reasonable efforts to maintain a common equity capitalization to total capitalization ratio through December 2024 of 52.10%.
•
Fuel cost securitization: Virginia Power is authorized, on or before July 2024, to petition the Virginia Commission for approval of a financing order for certain deferred fuel costs. Virginia Power is required to permit certain retail customers to opt out of any such deferred fuel cost securitization.
•
Electric generation plant retirements: The Virginia Commission shall provide to the Virginia General Assembly, on an annual basis, a report that includes information concerning the reliability impacts of generation unit additions and retirement determinations, along with the potential impact on the purchase of power from generation assets outside of the Virginia jurisdiction, the result of which could impact the depreciable lives of Virginia Power’s electric generation facilities in future periods.

In addition, in May 2023 legislation was enacted that amended certain portions of the VCEA to qualify generation produced by Virginia Power’s biomass electric generating stations as renewable energy and eliminate the mandated retirement of such facilities by the end of 2028.

Virginia Regulation - Recent Developments

2023 Biennial Review

In July 2023, Virginia Power filed its base rate case and accompanying schedules in support of the 2023 Biennial Review in accordance with legislation enacted in Virginia in April 2023 as discussed above. Virginia Power’s earnings test analysis, as filed, demonstrated it earned a combined ROE of 9.04% on its generation and distribution services for the test period, within 70 basis points of its authorized ROE of 9.35% established in the 2021 Triennial Review. Virginia Power did not request an increase in base rates for generation and distribution services and proposed that base rates remain at their existing level utilizing an ROE of 9.70% for the prospective test periods and a common equity capitalization to total capitalization ratio of 52.10%. Virginia Power noted that while its prospective test periods would result in a revenue deficiency, it did not request an increase to base rates given that the combination of certain riders with an aggregate annual revenue requirement of at least $350 million into base rates effective July 2023 cannot serve as the basis for an increase in base rates as part of the 2023 Biennial Review. The Virginia Commission will determine whether Virginia Power’s earnings for the test period, considered as a whole, were within 70 basis points above or below the authorized ROE of 9.35%. The Virginia Commission will also authorize an ROE of 9.70%, as directed by legislation enacted in Virginia in April 2023, for Virginia Power that will be applied to Virginia Power’s riders prospectively and that will also be utilized to measure base rate earnings for the 2025 Biennial Review. This matter is pending.

Virginia Fuel Expenses

In May 2023, Virginia Power filed its annual fuel factor filing with the Virginia Commission to recover an estimated $2.3 billion in Virginia jurisdictional projected fuel expense for the rate year beginning July 1, 2023 and a projected $1.3 billion under-recovered balance as of June 30, 2023. The projected under-recovered balance includes $578 million representing the remaining two years of under-recovered balance as of June 30, 2022 being collected over a three-year period in accordance with the Virginia Commission’s approval of Virginia Power’s 2022 annual fuel factor as described in Note 13 to the Companies’ Annual Report on Form 10-K for the year ended December 31, 2022. Virginia Power proposed two alternatives to recover these under-collected fuel costs. The first option reflects recovery of the total $3.3 billion fuel cost requirement over the July 2023 through June 2024 fuel period and results in an increase in Virginia Power’s fuel revenues of $631 million when applied to projected kilowatt-hour sales for the period. The second option proposed by Virginia Power incorporates its anticipated July 2023 application to the Virginia Commission for approval of a financing order to securitize up to the projected $1.3 billion under-recovered balance as of June 30, 2023 as permitted under legislation enacted in Virginia in April 2023. Under this option, Virginia Power proposed implementation of the current period fuel factor rate only effective July 2023 on an interim basis, while suspending implementation of the prior-period fuel factor rate pending the Virginia Commission’s consideration of the securitization petition. If approved by the Virginia Commission, the securitization option results in a net decrease in Virginia Power’s fuel revenues for the rate year of approximately $541 million. In addition, Virginia Power has proposed to alter the order in which revenue from certain customers who elect to pay market-based rates would be allocated between base rates and fuel, which if approved would result in a reduction to fuel revenue of $13 million. In May 2023, the Virginia Commission ordered that, in accordance with Virginia Power’s second proposed option, only the current period fuel factor rate be implemented effective July 2023 on an interim basis. In accordance with legislation enacted in Virginia in April 2023 discussed above, in July 2023, Virginia Power filed an application with the Virginia Commission for approval of a financing order to securitize the projected $1.3 billion under-recovered fuel balance as of June 30, 2023 through the issuance of one or more tranches of bonds with tenors up to approximately ten years. These matters are pending.

Virginia Power Equity Application

In July 2023, Virginia Power requested approval from the Virginia Commission to issue and sell to Dominion Energy up to $3.25 billion of authorized but unissued shares of its common stock, no par value, through the end of 2023 in order to maintain a common equity capitalization to total capitalization ratio of 52.10% through December 2024 in accordance with legislation enacted in Virginia in April 2023 as discussed above. This matter is pending.

GTSA Filing

In March 2023, Virginia Power filed a petition with the Virginia Commission for approval of Phase III, covering 2024 through 2026, of its plan for electric distribution grid transformation projects as authorized by the GTSA. The plan includes 14 projects covering six components (i) AMI; (ii) customer information platform; (iii) grid improvement projects; (iv) physical and cyber security; (v) telecommunications infrastructure and (vi) customer education. For Phase III, the total proposed capital investment is $1.1 billion and the proposed operations and maintenance investment is $71 million. This matter is pending.

Renewable Generation Projects

In October 2022, Virginia Power filed a petition with the Virginia Commission for CPCNs to construct and operate eight utility-scale projects totaling approximately 474 MW of solar generation and 16 MW of energy storage as part of its efforts to meet the renewable generation development requirements under the VCEA. The projects, as of October 2022, are expected to cost approximately $1.2 billion in the aggregate, excluding financing costs, and be placed into service between 2024 through 2025. In April 2023, the Virginia Commission approved the petition.

Riders

Developments for significant riders associated with various Virginia Power projects are as follows:

Rider Name	Application Date	Approval Date	Rate Year Beginning	Total Revenue Requirement (millions)		Increase (Decrease) Over Previous Year (millions)
Rider CCR	February 2023	Pending	December 2023	$194		$(37)
Rider CE(1)	October 2022	April 2023	May 2023	89		18
Rider GT	August 2022	April 2023	June 2023	14		(42)
Rider GT	August 2023	Pending	June 2024	145		131
Rider GV(2)	June 2023	Pending	April 2024	132		5
Rider GV(2)	June 2023	Pending	April 2025	135		3
Rider OSW	November 2022	July 2023	September 2023	271		192
Rider PPA	December 2022	July 2023	September 2023	(22)		(17)
Rider R	June 2021	March 2022	April 2023	55	(8)	(4)
Rider RGGI(3)	December 2022	July 2023	September 2023	356		N/A
Rider RPS	December 2022	July 2023	September 2023	96		(44)
Rider S	June 2021	February 2022	April 2023	191	(8)	(1)
Rider SNA(4)	October 2022	June 2023	September 2023	50		(57)
Rider T1(5)	May 2023	July 2023	September 2023	879		173
Rider U(6)	June 2022	February 2023	April 2023	74		(21)
Rider US-3	August 2022	April 2023	June 2023	40		(10)
Rider US-3	August 2023	Pending	June 2024	37		(3)
Rider US-4	August 2022	April 2023	June 2023	16		1
Rider US-4	August 2023	Pending	June 2024	14		(2)
Rider W(7)	June 2022	February 2023	April 2023	105	(8)	(16)
(1)
Associated with solar generation and energy storage projects requested for approval in October 2022 and certain small-scale solar projects in addition to previously approved Rider CE projects.
(2)
The total revenue requirement requested is based on an estimated retirement of Greensville County in 2058, consistent with the current estimated useful life of the facility. Virginia Power also provided an alternative approach based on an estimated retirement of Greensville County in 2045, which if utilized would result in a revenue requirement of $144 million and $148 million for rate years beginning April 2024 and April 2025, respectively.
(3)
In December 2022, Virginia Power filed a petition to update and reinstate Rider RGGI to recover RGGI compliance costs incurred after July 2022 and those projected to occur through December 2023, with rate recovery from September 2023 through August 2024. For purposes of this proceeding, Virginia Power has assumed that Virginia will withdraw from RGGI on December 31, 2023, and accordingly did not project any RGGI compliance costs to be incurred after that date.
(4)
Virginia Power requested approval of cost recovery of approximately $1.2 billion through Rider SNA for the first phase of nuclear life extension program which includes investments through 2024. In April 2022, Virginia Power, the Virginia Commission staff and certain interested parties filed a proposed stipulation recommending that costs incurred after February 2022 associated with the first phase of the nuclear life extension program for North Anna be deferred and requested for recovery in a subsequent Rider SNA filing.
(5)
Consists of $510 million for the transmission component of Virginia Power's base rates and $369 million for Rider T1.
(6)
Consists of previously approved phases of Rider U.
(7)
In February 2023, the Virginia Commission also approved Virginia Power's requested revenue requirement for the rate year beginning April 2024. However, as Virginia Power provided notification in May 2023 to combine Rider W into base rates as discussed above, Rider W ceased to be separately collected effective July 2023.
(8)
In May 2023, Virginia Power filed a notification with the Virginia Commission to combine Riders R, S and W, which have an aggregate revenue requirement of $351 million, into base rates effective July 2023 in accordance with legislation enacted in Virginia in April 2023.

Electric Transmission Projects

Developments for significant Virginia Power electric transmission projects approved or applied for are as follows:

Description and Location of Project	Application Date	Approval Date	Type of Line	Miles of Lines	Cost Estimate (millions)
Partial rebuild of Bristers-Ox 115 kV line in Fauquier and Prince William Counties, Virginia	August 2022	April 2023	230 kV	15	$40
Construct new switching station, substations, transmission lines and related projects in Lunenberg and Mecklenburg Counties, Virginia	October 2022	June 2023	230 kV	18	230
Construct new switching station, substation, transmission lines and related projects in Charlotte, Halifax and Mecklenburg Counties, Virginia	October 2022	May 2023	230 kV	26	215
Construct new Mars and Wishing Star substations, transmission lines and related projects in Loudoun County, Virginia	October 2022	April 2023	500/230 kV	4	720
Construct new Altair switching station, transmission lines and related projects in Loudoun County, Virginia	November 2022	June 2023	230 kV	2	50
Rebuild of Lines #2019 and #2007 in the City of Virginia Beach, Virginia	February 2023	Pending	230 kV	5	95
Install transformer at Possum Point substation, rebuild and construct transmission lines and related projects in Prince William County, Virginia	March 2023	Pending	230 kV	2	35
Partial rebuild of Line #2011 in the Cities of Manassas and Manassas Park, Virginia and Prince William and Fairfax Counties, Virginia	March 2023	Pending	230 kV	7	35
Construct new transmission lines and convert Jeffress switching station in Mecklenburg County, Virginia	May 2023	Pending	230 kV	18	135
Construct new transmission lines and expand White Oak substation in Henrico County, Virginia	June 2023	Pending	230 kV	5	45

Virginia Regulation – Select Prior Year Events

The following items were disclosed in Note 13 to the Consolidated Financial Statements in the Companies’ Annual Report on Form 10-K for the year ended December 31, 2022 and are included in this report as they had an impact to the Companies’ Consolidated Statements of Income for the three and/or six months ended June 30, 2022.

Virginia Fuel Expenses

In May 2022, Virginia Power filed its annual fuel factor filing with the Virginia Commission to recover an estimated $2.3 billion in Virginia jurisdictional projected fuel expense for the rate year beginning July 1, 2022 and a projected $1.0 billion under-recovered balance as of June 30, 2022. In July 2022, Virginia Power, the Virginia Commission staff and another party filed a comprehensive settlement agreement, approved by the Virginia Commission in September 2022, which provided for the collection of the requested under-recovered projected fuel expense over a three-year period beginning July 1, 2022 and required that Virginia Power exclude from recovery through base rates one half of the related financing costs over the three year period. In addition, the settlement agreement affirmed Virginia Power’s proposal regarding fuel cost recovery for market-based customers. As a result, Virginia Power recorded a $191 million ($142 million after-tax) charge in the second quarter of 2022 within impairment of assets and other charges in its Consolidated Statements of Income. See Note 13 to the Consolidated Financial Statements in the Companies’ Annual Report on Form 10-K for the year ended December 31, 2022 for additional information.

Rider RGGI

In May 2022, Virginia Power filed a petition with the Virginia Commission requesting suspension of Rider RGGI approved in August 2021. Virginia Power also requested that RGGI compliance costs incurred and unrecovered through July 2022 be recovered through existing base rates in effect during the period incurred. The Virginia Commission approved the request in June 2022. In the second quarter of 2022, Virginia Power recorded a charge of $180 million ($134 million after-tax) in impairment of assets and other charges for the amount deemed recovered through base rates through June 30, 2022, including the impact of certain non-jurisdictional customers which follow Virginia Power’s jurisdictional rate methodology. See Note 13 to the Consolidated Financial Statements in the Companies’ Annual Report on Form 10-K for the year ended December 31, 2022 for additional information.

North Carolina Regulation

PSNC Rider D

Rider D allows PSNC to recover from customers all prudently incurred gas costs and the related portion of uncollectible expenses as well as losses on negotiated gas and transportation sales. In February 2023, PSNC submitted a filing with the North Carolina Commission for a $56 million gas cost decrease with rates effective March 2023. The North Carolina Commission approved the filing in March 2023.

PSNC Customer Usage Tracker

PSNC utilizes a customer usage tracker, a decoupling mechanism, which allows it to adjust its base rates semi-annually for residential and commercial customers based on average per customer consumption. In March 2023, PSNC submitted a filing with the North Carolina Commission for a $23 million decrease relating to the customer usage tracker. The North Carolina Commission approved the filing in March 2023 with rates effective April 2023.

South Carolina Regulation

DSM Programs

DESC has approval for a DSM rider through which it recovers expenditures related to its DSM programs. In January 2023, DESC filed an application with the South Carolina Commission seeking approval to recover $46 million of costs and net lost revenues associated with these programs, along with an incentive to invest in such programs. DESC requested that rates be effective with the first billing cycle of May 2023. In April 2023, the South Carolina Commission approved the request, effective with the first billing cycle of May 2023.

Cost of Fuel

DESC's retail electric rates include a cost of fuel component approved by the South Carolina Commission which may be adjusted periodically to reflect changes in the price of fuel purchased by DESC. In February 2023, DESC filed with the South Carolina Commission a proposal to increase the total fuel cost component of retail electric rates. DESC's proposed adjustment is designed to recover DESC's current base fuel costs, including its existing under-collected balance, over the 12-month period beginning with the first billing cycle of May 2023, along with a requested decrease to DESC's variable environmental and avoided capacity cost component. The net effect of the proposal is an annual increase of $176 million. In March 2023, DESC, the South Carolina Office of Regulatory Staff and another party of record filed a stipulation with the South Carolina Commission for approval to reduce the base fuel cost component reflecting a subsequent decrease in current fuel prices, resulting in a net annual increase of $121 million. In April 2023, the South Carolina Commission voted to approve the stipulation, with rates effective May 2023.

Electric Transmission Project

In March 2023, DESC filed an application with the South Carolina Commission requesting approval to construct and operate 19 miles of 230 kV transmission lines, a substation and associated facilities in Jasper County, South Carolina estimated to cost approximately $55 million. In July 2023, the South Carolina Commission voted to approve the request.

Electric - Other

DESC utilizes a pension costs rider approved by the South Carolina Commission which is designed to allow recovery of projected pension costs, including under-collected balances or net of over-collected balances, as applicable. The rider is typically reviewed for adjustment every 12 months with any resulting increase or decrease going into effect beginning with the first billing cycle in May. In February 2023, DESC requested that the South Carolina Commission approve an adjustment to this rider to increase annual revenue by $24 million. In April 2023, the South Carolina Commission approved the request.

Natural Gas Base Rate Case

In March 2023, DESC filed its natural gas base rate case and schedules with the South Carolina Commission. DESC proposed a non-fuel, base rate increase of $19 million effective October 2023. The base rate increase was proposed to recover significant investment in distribution infrastructure for the benefit of customers. The proposed rates would provide for an ROE of 10.38% compared to the currently authorized ROE of 10.25%. In addition, DESC elected to continue applicability of the Natural Gas Rate Stabilization Act, which allows for the adjustment of natural gas base rates annually, to its future rates and charges. This matter is pending.

Ohio Regulation

PIR Program

In 2008, East Ohio began PIR, aimed at replacing approximately 25% of its pipeline system. The Ohio Commission has approved East Ohio’s PIR program for capital investments through 2026 with 3% increases of annual capital expenditures per year.

In February 2023, East Ohio filed an application with the Ohio Commission requesting approval to adjust the PIR recovery. The filing reflects gross plant investment for 2022 of $225 million, cumulative gross plant investment of $2.4 billion and a revenue requirement of $305 million. In April 2023, the Ohio Commission approved the request.

CEP Program

In 2011, East Ohio began CEP which enables East Ohio to defer depreciation expense, property tax expense and carrying costs at the debt rate of 6.5% on capital investments not covered by its PIR program to expand, upgrade or replace its infrastructure and information technology systems as well as investments necessary to comply with the Ohio Commission or other government regulations. In April 2022, certain parties filed an appeal with the Supreme Court of Ohio appealing the Ohio Commission’s December 2020 order establishing the CEP rider, including the rate of return utilized in determining the revenue requirement. This matter is pending.

In March 2023, East Ohio filed an application with the Ohio Commission requesting approval to adjust CEP cost recovery rates for 2022 costs. The filing reflects gross plant investment for 2022 of $195 million, cumulative gross plant investment of $1.3 billion and a revenue requirement of $151 million. This matter is pending.

UEX Rider

East Ohio has approval for a UEX rider through which it recovers the bad debt expense of most customers not participating in the PIPP Plus Program. The UEX rider is adjusted annually to achieve dollar for dollar recovery of East Ohio's actual write-offs of uncollectible amounts. In July 2023, the Ohio Commission approved East Ohio's application to adjust its UEX rider to reflect an annual revenue requirement of $23 million to provide for recovery of an under-recovered accumulated bad debt expense of $9 million as of March 31, 2023, and recovery of net bad debt expense projected to total $14 million for the twelve-month period ending March 2024.

Utah Regulation

Purchased Gas

In February 2023, Questar Gas filed an application with the Utah Commission seeking approval for a $92 million gas cost increase with rates effective March 2023. Subsequently in February 2023, the Utah Commission approved a $164 million gas cost increase reflecting additional undercollected gas costs incurred in January 2023.